SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):               OCTOBER 13, 1998
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-11011                     86-0695381
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:                 602/207-6900
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Item 5. Other Events.

          A. The FINOVA Group Inc. announced revenues, net income and selected financial data and ratios for the third quarter ended September 30, 1998 (unaudited).

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits:


                Exhibits                          Title
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                  28             Press Release of The FINOVA Group Inc. dated
                                 October 13, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE FINOVA GROUP INC.
                                  (Registrant)



Dated:  October 16, 1998        By  /s/ Bruno A. Marszowski
                                  ----------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer


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